UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 26, 2019

Knoll, Inc.
(Exact name of registrant as specified in its charter)
Commission File Number:  001-12907

Delaware	13-3873847
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1235 Water Street
East Greenville	Pennsylvania	18041
(Address of principal executive offices, including zip code)

(215) 679-7991
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.1 per share	KNL	New York Stock Exchange

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On August 26, 2019, Knoll, Inc. (the “Company”) entered into the First Amendment to the Third Amended and Restated Credit Agreement (the “Credit Agreement Amendment”), which amended that certain Amended Credit Agreement, dated as of January 23, 2018, among the Company and certain foreign subsidiaries of the Company, as borrowers, certain domestic and foreign subsidiaries of the Company, as guarantors, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and each of the lenders party thereto (the “Credit Agreement”).
The Credit Agreement Amendment, among other things, extends the maturity of the credit facility from January 2023 to August 2024, and reduces the applicable rate applied to outstanding borrowings.
This description of the Credit Agreement Amendment is a summary only and is qualified in its entirety by the full and complete text of the Credit Agreement Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 hereto, and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits
10.1 First Amendment to Third Amended and Restated Credit Agreement, dated as of August 26, 2019, among the Company certain foreign subsidiaries of the Company, as borrowers, certain domestic and foreign subsidiaries of the Company, as guarantors, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and each of the lenders party thereto.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document included as Exhibit 101)

SIGNATURES
 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knoll, Inc.

Date: August 26, 2019
	By:	/s/ Charles W. Rayfield
Charles W. Rayfield
Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description
EX-10.1
First Amendment to the Third Amended and Restated Credit Agreement, dated as of August 26, 2019, among the Company and certain foreign subsidiaries of the Company, as borrowers, certain domestic and foreign subsidiaries of the Company, as guarantors, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and each of the lenders party thereto.

EX 104	Cover Page Interactive Data File (embedded within the Inline XBRL document included as Exhibit 101)